Exhibit 99.1

EPR PROPERTIES CHIEF EXECUTIVE OFFICER TO RETIRE
Board of Trustees Appoints Gregory Silvers as New Chief Executive Officer

Kansas City, MO (February 24, 2015) - EPR Properties (NYSE:EPR), a leading specialty real estate investment trust (REIT) with a total market capitalization of over $5 billion, announced today that David M. Brain is retiring from the company on March 31, 2015 and Gregory K. Silvers, currently the Chief Operating Officer and Executive Vice President of the company, has been appointed by the Board of Trustees to succeed Brain as Chief Executive Officer and President, effective immediately.
“We are grateful to David for the leadership he has provided by growing the Company to our current position,” said Robert Druten, Chairman of the Board. “The Board also unanimously supports Greg as he ascends to lead the Company. We have complete confidence in him. Greg has demonstrated his vision for the future and leads with a disciplined, strategic approach to growth.”
Druten announced that Silvers will also join the Board of Trustees.
Brain commented, “I have had the privilege of serving and leading EPR for more than 17 years. I have worked side by side with Greg and am very confident that he is the right person to lead the Company in the future. He has built strong personal relationships with our customers, shareholders and the investment community.”
“I am honored to have partnered with David over many years to build this successful company and to lead EPR into the future,” Silvers stated. ”I look forward to leading the highly talented team at EPR that has propelled our past success and who will be the key to our future growth.”
About Gregory K. Silvers
Silvers was appointed EPR’s Executive Vice President in February 2012. From 1998 until this appointment, he served as Vice President. He also served as EPR’s Chief Operating Officer since 2006 and Chief Development Officer since 2001, and he previously served as Secretary and General Counsel from 1998 until October 2012. From 1994 to 1998, he practiced with the law firm of Stinson Leonard Street LLP specializing in real estate law. Silvers received his J.D. in 1994 from the University of Kansas.
About EPR Properties
EPR Properties is a specialty REIT that invests in properties in select market segments which require unique industry knowledge, while offering the potential for stable and attractive returns. Our total investments exceed $4.0 billion and our primary investment segments are entertainment, recreation and education. We adhere to rigorous underwriting and investing criteria centered on key industry and property level cash flow standards. We believe our focused niche approach provides a competitive advantage and the potential for higher growth and better yields.
Contact
EPR Properties
Brian Moriarty 1-888-EPR-REIT
Vice President - Corporate Communications
brianm@eprkc.com
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking

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